UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule § 240.14a-12

THE MARYGOLD COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with Preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Exchange Act Rules 14a-6(i)(1) and 0-11.

THE MARYGOLD COMPANIES, INC.

120 Calle Iglesia, Unit B

San Clemente, CA 92672

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 7, 2025

TO THE STOCKHOLDERS OF THE MARYGOLD COMPANIES, INC.

The 2025 annual meeting of stockholders of The Marygold Companies, Inc. (“we,” “our,” “us,” “Company” or “Marygold”) will be held on Friday, November 7, 2025, at 12:00 p.m., Pacific Time Zone, at 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, California 94596 (“Annual Meeting”), for the purpose of considering and taking appropriate action with respect to the following:

1.	To elect eight (8) directors to our Board of Directors (“Board”), as follows: Nicholas Gerber, David Neibert, Scott Schoenberger, James Alexander, Matt Gonzalez, Erin Grogan, Joya Delgado Harris, and Derek Mullins, in each case, to serve a one-year term.

2.	To ratify the appointment of BPM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

3.	To transact such other business which may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on September 8, 2025 (“Record Date”), as the record date for determining stockholders entitled to notice and to vote at the Annual Meeting, and any postponements or adjournments thereof.

We will furnish proxy materials to our stockholders via the internet in order to expedite stockholders’ receipt of proxy materials while lowering the cost of delivery and reducing the environmental impact of our annual meeting of stockholders.

Accordingly, we are sending to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the attached proxy statement and the annual report of The Marygold Companies, Inc. to stockholders for the fiscal year ended June 30, 2025, via the internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form. If you received your proxy materials in printed form by mail, you may also vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope.

If you are a holder of record on the Record Date and plan to attend the Annual Meeting in person, please bring photo identification. If your shares are held in the name of a broker, bank or other nominee, please also bring a letter from the broker or other nominee confirming your ownership as of the Record Date. If you wish to vote your shares at the Annual Meeting, the broker, bank or other nominee must provide you with a proxy or power of attorney.

In order to attend the meeting, you must register at https://www.iproxydirect.com/MGLD by 11:59 p.m. Pacific Time on November 6, 2025.

When you submit your proxy, you authorize Nicholas D. Gerber and Scott Schoenberger and each or any of them to vote your shares at the Annual Meeting and at any adjournments or postponements of the meeting in accordance with your instructions.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, IF YOU PLAN TO ATTEND IN PERSON, YOU ARE ENCOURAGED TO VOTE YOUR SHARES PRIOR TO THE DATE OF THE ANNUAL MEETING.

Date: September 23, 2025	By order of the Board of Directors,

By:
David Neibert
Secretary

Your vote is important. Regardless of whether you plan to attend the Annual Meeting of Stockholders, please follow the instructions you received to vote your shares as soon as possible to ensure that your shares are represented at the Annual Meeting. Stockholders of record, or beneficial stockholders named as proxies by their stockholders of record, who attend the meeting may vote their shares personally.

Important Notice of Internet Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on November 7, 2025. The attached Proxy Statement, related proxy material, and our Annual Report on Form 10-K for 2025 are available at https://www.iproxydirect.com/MGLD. We intend to mail the Notice of Internet Availability of Proxy Materials to you beginning on or about September 23, 2025.

VOTING

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of stock on the Record Date entitled to vote constitutes a quorum for the transaction of business at the meeting. Each issued and outstanding share of our common stock on the Record Date will be entitled to one vote on matters submitted to our stockholders at the Annual Meeting. Each share of Series B Convertible, Voting, Preferred Stock (“Series B Preferred Stock”) will be entitled to 20 votes on matters submitted to our stockholders at the Annual Meeting. Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present. Assuming a quorum is present, the votes to approve the matters coming before the meeting are as follows:

●	Proposal 1. Election of Directors. Directors will be elected by the affirmative vote of a majority of the voting power of shares present in person or represented at the Annual Meeting and entitled to vote thereon. Therefore, each director nominee will be elected by a vote of the majority of the votes cast. A majority of the votes cast means the number of votes cast “For” such nominee’s election exceeds the number of votes cast “Against” that nominee. You may vote “For,” “Against” or “Abstain” with respect to each director nominee. Broker non-votes or abstentions, if any, will have no effect on the outcome of the election.

●

Proposal 2. To Ratify the Appointment of BPM LLP, as the Company’s independent registered public accounting firm. The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the voting power of shares present in person or represented at the Annual Meeting and entitled to vote on the matter. You may vote “For,” “Against” or “Abstain” on the ratification of the appointment of BPM LLP. Abstentions will be deemed present and entitled to vote and will be deemed a vote “Against” this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Under applicable New York Stock Exchange (“NYSE”) rules relating to the discretionary voting of proxies by brokers, brokers are not permitted to vote shares on non-routine matters, including the election of directors and reverse stock splits. However, even if they do not receive instructions from the beneficial owner, brokers are permitted to vote shares held in brokerage accounts with respect to “routine” matters, including ratification of independent registered public accounting firm. Therefore, street name holders of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with Proposal 1 (Election of Directors) and Proposal 2 (Ratify the Appointment of BPM LLP as Company’s independent registered public accounting firm)

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

THE MARYGOLD COMPANIES, INC.

To be held on Friday, November 7, 2025, at 12 p.m. Pacific Time Zone

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive these proxy materials?

The Marygold Companies, Inc., (“we,” “our,” “us,” “Company” or “Marygold”) is soliciting proxies for our 2025 Annual Meeting of Stockholders (“Annual Meeting”). The Annual Meeting will be held in person on Friday, November 7, 2025, at 12:00 p.m., Pacific Time. The information included in this proxy statement (“Proxy Statement”) relates to the proposals to be voted on at the Annual Meeting, the voting process, and two proposals, including the election of directors, and the ratification of the appointment of BPM LLP as our independent registered public accounting firm. The Company’s annual report to stockholders for the fiscal year ended June 30, 2025 (“Annual Report”) is available to review with this Proxy Statement. We are sending a notice of the Annual Meeting (and, for those who request it, a paper copy of this Proxy Statement and the enclosed form of proxy) to our stockholders on or about September 23, 2025.

Why did I receive an important notice regarding the Internet availability of proxy?

We are furnishing proxy materials to our stockholders primarily through notice-and-access delivery pursuant to SEC rules. As a result, beginning September 23, 2025, we are mailing to many of our stockholders an Important Notice Regarding the Availability of Proxy Materials (“Notice of Internet Availability” or “Notice”) containing instructions on how to access the proxy materials on the Internet. Stockholders who have affirmatively requested electronic delivery of our proxy materials will receive instructions via email regarding how to access these materials electronically. All other stockholders, including stockholders who have previously requested a paper copy of the materials, will receive a full paper set of the proxy materials by mail. Using the notice-and-access method of proxy delivery expedites receipt of proxy materials by our stockholders, reduces the cost of producing and mailing the full set of proxy materials, and helps us contribute to sustainable practices.

If you receive a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access the proxy materials and vote on the Internet. If you received a Notice by mail and would like to receive paper copies of our proxy materials in the mail, you may request a printed copy of our proxy materials by calling 1-866-752-8683 or by sending an email to: proxy@iproxydirect.com with “The Marygold Companies, Inc.” and your “CONTROL ID” in your email subject line. Include your full name and address, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received before October 20, 2025.

Where can I view the proxy materials on the Internet?

The Notice provides you with instructions on how to:

●	View proxy materials for the Annual Meeting via the Internet; and
●	Instruct Marygold to send future proxy materials to you by email.

You can view the proxy materials for the Annual Meeting online at https://www.iproxydirect.com/mgld

How can I attend the Annual Meeting and vote my shares at the Annual Meeting?

We will be holding the Annual Meeting of Stockholders in person as noted in this Proxy Statement.

Who can attend and vote at the Annual Meeting?

Anyone owning shares of our common stock or Series B Preferred Stock (“shares” or “Stock”) of record at the close of business on September 8, 2025, the Record Date for this year’s Annual Meeting, is entitled to attend in person and to vote on all items properly presented at the Annual Meeting on November 7, 2025, or at a later date if the Annual Meeting is adjourned or postponed to a later date. If you propose to attend in person, you will be required to present valid proof of identification at the Annual Meeting. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, in addition to identification, you must bring proof of beneficial ownership in order to attend the Annual Meeting, which generally can be obtained from the record holder. In that event, you must also obtain a proxy or a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares at the Annual Meeting. Our meeting will still be governed by our rules of conduct and procedures. Also, if you are a stockholder, you may submit a question in advance of the meeting by sending an email to proxy@issuerdirect.com and providing your name and control number provided with your proxy material.

Why would the Annual Meeting be adjourned?

The Annual Meeting may be adjourned if a quorum is not present or to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy to approve the proposals. For purposes of determining whether stockholders have approved matters presented at the Annual Meeting, abstentions are treated as shares present or represented and voting but will have no effect on the outcome of the vote on the proposals. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

What is a quorum?

For purposes of the Annual Meeting, a “quorum” is a majority in voting power of the outstanding shares owned by stockholders on the Record Date entitled to vote at the meeting, represented in person or by proxy. Broker non-votes (as further described below) and abstentions are counted for purposes of determining whether a quorum is present. On the Record Date, an aggregate of 43,083,727 votes are entitled to be cast at the Annual Meeting. Thus, to have a quorum, holders of shares of voting stock (common stock and Series B Preferred Stock) representing an aggregate of 21,541,864 votes must be represented by stockholders present at the meeting in person or by proxy.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, you are a “stockholder of record” who may vote at the Annual Meeting. As a stockholder of record you have the right to direct the voting of your shares via the Internet, telephone, by returning a proxy card to us or by voting in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote via the Internet, telephone, or complete, sign, date, and return a proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the “beneficial owner” of shares held in “street name.” Your broker or nominee is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your broker, bank, or nominee how to vote your shares by using any voting instruction card supplied by them or by following their instructions for voting by telephone, online, or in person. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy or power of attorney from your brokerage firm, bank or other nominee holder. To obtain a valid proxy or power of attorney, you must make a special request of your brokerage firm, bank or other nominee holder.

How may I vote my shares without attending the Annual Meeting?

Even if you plan to attend the Annual Meeting in person, we encourage you to submit a proxy or voting instructions before the Annual Meeting by the method or methods described below:

●	If you received a Notice by mail: You may access the proxy materials and voting instructions over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

●	If you received the proxy materials by e-mail. You may access the proxy materials and voting instructions over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the control number set forth in the email. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

●	If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the Proxy Card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the control number provided on the Proxy Card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the Proxy Card or voting instruction form and mail it to: Proxy Voting-David Neibert, Secretary 120 Calle Iglesia, Unit B, San Clemente, CA 92672. Proxy Cards must be received before 11:59 PM Pacific Time on November 6, 2025.

What are the voting rights of stockholders?

Holders of record of our shares of common stock outstanding on the Record Date are entitled to cast one vote for each share of such common stock on the matter to be voted upon. Holders of record of our shares of Series B Preferred Stock outstanding on the Record Date are entitled to 20 votes for each share of Series B Preferred Stock on the matter to be voted upon.

On the Record Date, there were 42,817,687 shares of common stock, $0.001 par value per share (“common stock”), and 13,302 shares of Series B Preferred Stock issued and outstanding. Each share of Series B Preferred Stock is convertible into 20 shares of our common stock and votes pari passu on an “as if converted” basis on all matters presented to our stockholders for a vote. Accordingly, an aggregate of 43,083,727 votes may be cast at the Annual Meeting by our stockholders. There is no cumulative voting.

What are broker non-votes and how are they treated for voting purposes?

Under the rules of the New York Stock Exchange (“NYSE”), brokers who have transmitted proxy materials to customers may vote the shares of customers who fail to provide voting instructions on “routine matters,” but not on “non-routine matters.” When a broker’s customer does not provide the broker with voting instructions on non-routine matters, the broker cannot vote on those matters and instead reports the number of such shares as broker “non-votes.” Broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business, but they are not counted as shares voting for non-routine matters. Thus, broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, although a majority of the votes cast, does not constitute a majority of the voting power present. Non-routine matters include the election of directors (Proposal 1). Therefore, if you hold your shares in street name through a broker or nominee, you must cast your vote if you want it to count in respect of the election of directors.

If you are a beneficial owner of shares held in “street name” through a bank, broker or other agent, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Are you “householding” for stockholders sharing the same address?

Yes. The SEC’s rules regarding the delivery of proxy materials to stockholders permit us to deliver a single copy of these documents to an address shared by two or more of our stockholders. This method of delivery is called “householding,” and it can significantly reduce our printing and mailing costs. It also reduces the volume of mail you receive. This year, we are delivering a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders sharing an address, unless we receive instructions to the contrary from one or more of the stockholders. To receive a separate copy of the Notice and, if applicable, this Proxy Statement and our Annual Report on Form 10-K for 2025, stockholders may write to: The Marygold Companies, Inc., Attn: David Neibert, Secretary, 120 Calle Iglesia, Unit B, San Clemente, CA 92672, telephone: (949) 218-8542. The same phone number and address may be used to notify us that you wish to receive a separate set of proxy materials in the future, or to request delivery of a single copy of our proxy materials if you are receiving multiple copies.

Can I change or revoke my vote after I have delivered my proxy?

Yes. You may change your vote at any time before voting concludes before the Annual Meeting as follows:

●	To change your vote prior to the meeting date, please email proxy@issuerdirect.com and someone from our proxy team will reach out to you to assist.

●	You may attend the Annual Meeting and vote in person; however, simply attending the Annual Meeting will not, by itself, revoke your proxy.

●	If your shares are held by a bank, broker or other nominee and you provide instructions to that nominee on a form received from the nominee, you may revoke or change your voting instructions only by contacting the nominee who holds your shares. You may not vote in person at the Annual Meeting unless you obtain a legal proxy or power of attorney from the bank, broker or other nominee. In such event, your attendance at the Annual Meeting will not, by itself, revoke prior voting instructions.

How are matters presented at the Annual Meeting approved?

Proposal 1. Election of Directors. The affirmative vote of a majority of the voting power of the shares present in person or represented at the Annual Meeting and entitled to vote thereon at the Annual Meeting is needed to elect each person nominated as a director to the Board of Directors.

Proposal 2. To Ratify the Appointment of BPM LLP as the Company’s Independent Registered Public Accounting firm. The affirmative vote of a majority of the voting power of the shares present in person or represented at the Annual Meeting and entitled to vote thereon at the Annual Meeting is needed to approve the proposal to ratify the appointment of BPM LLP as Marygold’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

With respect to the above proposals, abstentions and broker non-votes will be counted as present and entitled to vote for purposes of establishing a quorum.

Abstentions and broker non-votes will have no effect on the election of directors (Proposal 1). However, abstentions will have the effect of votes “Against” the ratification of the appointment of BPM LLP as Marygold’s independent registered public accounting firm (Proposal 2).

Brokers do not have the discretion to vote any uninstructed shares on the election of directors (Proposal 1). However, brokers have discretion to vote any uninstructed shares with respect to the proposal to ratify the appointment of BPM LLP as Marygold’s independent registered public accounting firm (Proposal 2).

May I vote confidentially?

Yes. Our policy is to keep your vote confidential, except as otherwise legally required, to allow for the tabulation and certification of votes and to facilitate proxy solicitation.

Who will count the votes?

Cyndie Sprinkel and David W. Neibert will count the votes and act as the inspectors of election for the Annual Meeting.

What if additional matters are presented at the Annual Meeting?

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to Nicholas D. Gerber, our Chief Executive Officer, and/or Scott Schoenberger, our director, to vote on such matters at their discretion.

Where can I find the voting results from the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will report final results in a Current Report on Form 8-K that we will file with the SEC within four business days after the date of the Annual Meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote as follows:

●	“FOR” each of the director nominees in Proposal 1;

●	“FOR” Proposal 2; the ratification of the appointment of BPM as Marygold’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

When are shareholder proposals due for the 2026 annual meeting?

Under SEC rules, stockholder proposals to be presented at the 2026 annual meeting of stockholders must be delivered to, or mailed and received at, the principal executive offices of the Company not less than one-hundred and twenty (120) days before the one-year anniversary of the date on which the annual meeting of stockholders is first publicly announced or disclosed.  For the Company’s 2026 annual meeting of stockholders, the Company must receive such proposals and nominations on or before May 26, 2026. If the date of the annual meeting is changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year’s proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which the date of the 2026 annual meeting of stockholders is first publicly announced or disclosed. Proposals must also comply with the other requirements contained in the Company’s bylaws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Pursuant to the Company’s bylaws, for a director nomination to be considered for the next annual meeting of stockholders, notice must be received in writing and delivered to the Corporate Secretary of the Company at the Company’s principal executive office, not less than 45 days nor more than 75 days prior to the date on which the Company first released its proxy materials for the prior year’s annual meeting of stockholders or by August 8, 2026, but not before July 10, 2026 in connection with our 2026 annual meeting.  For other business to be considered for the next annual meeting of stockholders, notice must be received not less than 120 days before the date our proxy statement was released to stockholders in connection with the prior year’s annual meeting, or May 25, 2026, in connection with our 2026 annual meeting. Notices of intention to present proposals at the annual meeting of stockholders should be addressed to David Neibert, The Marygold Companies, Inc., 120 Calle Iglesia, Unit B, San Clemente, CA 92672 or by sending an email to: info@themarygoldcompanies.com. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Are there any dissenters’ rights of appraisal?

Our Board of Directors is not proposing any action for which the laws of the State of Nevada, our articles of incorporation, or our bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.

Who bears the cost of soliciting proxies?

We will pay the expenses of soliciting proxies, including preparation, assembly, printing and release or mailing of this Proxy Statement, the proxy card or instructions, our Annual Report on Form 10-K for 2025, and any other information furnished to our stockholders. Following the original mailing or release of the soliciting materials, we and our agents, including directors, officers and employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means or in person. Following the original release or mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or to vote through the Internet, you are responsible for any Internet access charges you incur.

How can I obtain information or ask questions about Marygold?

We are subject to the reporting requirements under the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), and as such are required to file periodic reports, proxy material, information statements and other information with the SEC regarding our business, financial condition, and other matters pursuant to and in accordance with the Securities Exchange Act. You may read and copy the periodic reports, proxy material, information statements and other information filed by us over the internet at http://www.sec.gov, the internet website of the SEC. All inquiries regarding us should be addressed to The Marygold Companies, Inc., Attn: David Neibert, Secretary, 120 Calle Iglesia, Unit B, San Clemente, CA 92672 or by sending an email inquiries to: info@themarygoldcompanies.com. Copies of our public filings with the SEC are also available on our website at https://themarygoldcompanies.com. Stockholders may also obtain copies free of charge of the public filings made by us with the SEC, including our financial statements, by visiting our website. Information contained on our website is not incorporated by reference into this Proxy Statement.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

We have eight (8) directors who are nominated for election at the Annual Meeting, all of whom currently serve as directors. Pursuant to our Bylaws, each member of our Board of Directors serves for a term of one year or until his or her successor is duly elected and qualified, or until his or her prior death, resignation or removal. Currently, our Board has eight members, five of whom we have determined are “independent directors” as such term is defined in Section 803 of the NYSE American Company Guide. The NYSE American definition of “Independent Director” means a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The current term of office of each of our directors will expire at this year’s Annual Meeting. On the nomination and recommendation of our Nominating and Corporate Governance Committee to our Board, Nicholas D. Gerber, David W. Neibert, Scott Schoenberger, James Alexander, Matt Gonzalez, Erin Grogan, Joya Delgado Harris, and Derek Mullins will stand for reelection as directors at the Annual Meeting. Each of the individual directors has consented to serve as a director upon his or her election and re-election.

Nicholas D. Gerber, Chief Executive Officer, director and Chairman of the Board of Directors, and Scott Schoenberger, a director, beneficially own shares of our common stock and Series B Preferred Stock that entitle them to cast an aggregate of 23,388,766 votes on matters submitted to our stockholders for a vote, or approximately 54.3% of the total number of votes entitled to be cast at a meeting of our stockholders. Pursuant to a voting agreement described below, Mr. Gerber and Mr. Schoenberger have agreed to vote the foregoing shares and any subsequently acquired shares of our stock to elect Messrs. Gerber and Mr. Schoenberger or their respective designees to the Board, six directors who they mutually agree to designate, and any additional directors as may be nominated pursuant to our Bylaws and articles of incorporation. Messrs. Gerber and Schoenberger have advised us that they intend to vote “For” the election of each director nominee listed below. As a result, each of the directors that is nominated for election at the Annual Meeting is expected to be elected to serve a one-year term. If any nominee becomes unable to serve or, for good cause, will not serve as a director, a substitute nominee may be proposed by our Board. However, we are not aware of any circumstances that would prevent any of the nominees from serving.

The following table lists information regarding our current directors, each of whom is nominated for election at the Annual Meeting. The address for each director is c/o The Marygold Companies, Inc., 120 Calle Iglesia, Unit B, San Clemente, California 92672.

Names	Age	Offices	Office Held Since	Expiration of Current Term of Office
Nicholas D. Gerber	63	Chief Executive Officer / Chairman and Director	2015	2025
David W. Neibert	70	Chief Operations Officer / Secretary and Director	2002	2025
Scott Schoenberger	59	Director	2015	2025
James Alexander	63	Director	2023	2025
Matt Gonzalez	60	Director	2013	2025
Erin Grogan	51	Director	2017	2025
Joya Delgado Harris	52	Director	2017	2025
Derek Mullins	51	Director	2017	2025

Biographical Information for Our Directors

Nicholas D. Gerber: Mr. Gerber is our controlling shareholder and has served as Chief Executive Officer, President, and Chairman of the Board of Directors of The Marygold Companies, Inc. (the “Company”), since January 2015. He founded USCF Investments, United States Commodity Funds, LLC (“USCF”), and USCF Advisers, LLC (“USCF Advisers”), and has over 30 years of senior executive leadership in the financial services sector. He founded Marygold & Co. (US) in 2019 and Marygold & Co. (UK), Limited in 2021, both Company subsidiaries in the fintech sector.

Since 2004, Mr. Gerber has served as the President and Chair of USCF Investments, which became a subsidiary of the Company in January 2015. USCF Investments is the parent of USCF and USCF Advisers, both registered with the NFA as commodity pool operators, and swap firms. He co-founded USCF in 2005, founded USCF Advisers in 2017, and has also served as Chair of the Board of Trustees of USCF ETF Trust and as its President and Chief Executive Officer from 2014 to 2015.

Mr. Gerber has been registered with the CFTC and NFA as a principal of USCF since 2005 and of USCF Advisers since 2017. He is the former Chief Executive Officer of Marygold & Co. (US) and Chairman of the Board of Directors of Marygold & Co. (US) and Marygold & Co. (UK).

Mr. Gerber earned a Master of Business Administration degree in Finance from the University of San Francisco and a Bachelor of Arts degree from Skidmore College. He holds a license for National Futures Association (NFA) Series 3 registration.

The Board believes Mr. Gerber is qualified to serve on the Board and as Chairman because of his experience as President and Chief Executive Officer and Chairman of the Company, his past experience at various firms in the financial services industry as well as his serving on the boards of directors of numerous private and public companies and as former Chief Executive Officer of USCF ETF Trust and its complex of funds.

David W. Neibert: Mr. Neibert has served as Secretary and a director of The Marygold Companies, Inc. (the “Company”) since June 2002. He served as Chief Executive Officer from April 2007 to January 2015, Chief Financial Officer from February 2015 to October 2017, and has been Chief Operations Officer since November 2017.

Mr. Neibert has also served as President of Original Sprout since May 2015; Director and Chief Financial Officer of Gourmet Foods Ltd. since August 2015 and of its subsidiary, Printstock Products Ltd., since June 2020; Director of Brigadier Security Systems since June 2016; and Director of Marygold & Co., a Company subsidiary, since November 2019. Since August 2021, he has served as Secretary of Marygold & Co. (UK) Limited, based in London, England. Each of these entities and their wholly owned subsidiaries are wholly owned by the Company.

As Chief Operations Officer, Mr. Neibert is responsible for long-range planning, subsidiary growth and profitability, management team selection and retention, accounting practices in accordance with U.S. GAAP, due diligence, contract negotiations, and onboarding of new acquisitions. Mr. Neibert attended the University of California, Los Angeles from 1973 to 1978, focusing on business management and developmental psychology.

The Board believes Mr. Neibert is qualified to serve on the Board because of his familiarity with the Company and its subsidiaries and his years of experience in management consulting, operations management, mergers and acquisitions, financial accounting and reporting for public and private companies.

Scott Schoenberger: Mr. Schoenberger is a controlling shareholder and has served as a member of the Board of Directors of The Marygold Companies, Inc. (the “Company”) since January 2015.

He is the owner and Chief Executive Officer of KAS Engineering, a second-generation plastic injection molding firm with multiple locations in Southern California, and of Nica Products, a manufacturing company based in Orange County, California. Mr. Schoenberger has more than 40 years of business experience in manufacturing and technology and has been involved with several startups as a consultant and/or angel-level investor in industries including medical, technology, consumer products, electronics, automotive, and securities.

A California native, Mr. Schoenberger holds a Bachelor of Science degree in Environmental Studies from the University of California, Santa Barbara.

The Board believes Mr. Schoenberger is qualified to serve on the Board due to his 40 years of business manufacturing experience as an executive of his own companies, which allows him to provide the Board with key insights into our Company’s operations, management, compensation of management and employees, and new acquisitions.

James Alexander: James Alexander was appointed as a member of the Board of Directors of the Company in 2023.

He has more than 30 years of experience in executive and senior sales roles within the capital markets divisions of money center and regional banks. Mr. Alexander is currently Managing Director of the Taxable Fixed Income Division at Siebert Williams Shank, where he leads the Chicago office and Midwest expansion. He previously served as Senior Director of the Taxable Fixed Income Group at Key Banc, driving a 20% revenue increase in Structured Products (MBS) Trading, and as a top producer in institutional sales at Wells Fargo Securities LLC. He began his career as Principal in Taxable Fixed Income Institutional Sales at Bank of America Securities LLC.

Mr. Alexander founded and owned All Jokes Aside Comedy Club for 10 years, operating in Chicago and Detroit and providing a key platform for comedians of color. He currently serves on the Board of The Edward G. Irvin Foundation, which has awarded more than $500,000 in scholarships to over 250 students.

Mr. Alexander earned a Master of Business Administration degree from the Kellogg School of Management at Northwestern University and a Bachelor of Arts degree from Morehouse College.

The Board believes that Mr. Alexander is qualified to serve on the Board because of his Master of Business Administration education degree, training and extensive experience in capital markets, securities trading and finance and his experience as a principal and/or executive officer in the investment banking industry.

Matt Gonzalez: Mr. Gonzalez has served as a member of the Board of Directors of The Marygold Companies, Inc. (the “Company”) since 2013.

He is an accomplished trial attorney with experience in both civil and criminal matters in state and federal courts. Since 2011, he has served as Chief Attorney of the San Francisco Public Defender’s Office, overseeing more than 100 trial lawyers. Mr. Gonzalez previously served as an elected member of the San Francisco Board of Supervisors from 2001 to 2005 and as its President from 2003 to 2005. He is also a partner at Gonzalez & Kim, a California partnership with multiple business holdings in the transportation sector, and co-owner of Flywheel Taxi (formerly DeSoto Taxi) in San Francisco. Mr. Gonzalez joined the Company as an investor in 2010 before becoming a director in 2013.

Mr. Gonzalez earned a Bachelor of Arts degree from Columbia University and a Juris Doctor degree from Stanford Law School.

The Board believes Mr. Gonzalez is qualified to serve on the Board because of his familiarity with the Company, his experience as a business owner/operator, as well as his legal expertise and experience in private practice and governmental affairs.

Erin Grogan: Ms. Grogan has served as a member of the Board of Directors of The Marygold Companies, Inc. (the “Company”) since 2017.

She is currently the Chief Financial Officer of Webinar.net and previously served as Chief Financial Officer of IFTTT Inc., an integration software company focused on IoT and app connectivity. Ms. Grogan has also led finance for the Association for California School Administrators and YouCaring, a fundraising platform for personal and charitable causes later acquired by GoFundMe. From 2012 to 2016, she led finance and operations at the University of San Francisco School of Management.

Ms. Grogan has more than 20 years of experience in management and finance, including positions at ON24, Inc., Mooreland Partners, Cadbury Schweppes, Asbury Automotive Group, Banc of America Securities, PricewaterhouseCoopers, and American International Group. She earned a Bachelor of Arts degree from Columbia University and a Master of Business Administration degree in Finance from the New York University Leonard N. Stern School of Business.

The Board believes that Ms. Grogan is qualified to serve on the Board because of her advanced degree in finance, and her training and extensive experience as an executive in finance administration and management.

Joya Delgado Harris: Ms. Delgado Harris has served as a member of the Board of Directors of The Marygold Companies, Inc. (the “Company”) since 2017.

She is a leader in public health and nonprofit management and previously served as Executive Director of the Gold Standard program at the CEO Roundtable on Cancer, championing health equity through initiatives such as Going4Gold. Earlier, she was Director of Research Integration at the American Cancer Society, aligning research outputs with strategic mission goals. Her prior leadership experience includes roles at Y-ME National Breast Cancer Organization, the Association of Village PRIDE, and the American Red Cross Metropolitan Atlanta Chapter.

Ms. Delgado Harris is an advocate for cancer research, serving as a Consumer Peer Reviewer for the Congressionally Directed Medical Research Programs (CDMRP), administered by the U.S. Department of Defense; an advocate reviewer for the Cancer Prevention and Research Institute of Texas (CPRIT); a member of the Cancer Grand Challenges Advocacy Panel, a global funding initiative founded by Cancer Research UK and the NCI; a member of the Trial Selection Board at the National Center for Tumor Diseases (Germany); and a member of the National Cancer Institute’s Council of Research Advocates (NCRA).

Ms. Delgado Harris earned a Bachelor of Arts degree from Wellesley College and a Master of Public Health degree in Public Health Policy and Management from Emory University’s Rollins School of Public Health.

The Board believes that Ms. Delgado Harris is qualified to serve on the Board because of her advanced degree in Public Health policy and management as well as her diverse experience beyond business management resulting from her executive leadership positions and experience in the public health industry. Ms. Delgado Harris brings to the Board diverse professional experience.

Derek Mullins: Mr. Mullins has served as a member of the Board of Directors of The Marygold Companies, Inc. (the “Company”) since 2017.

He is currently the Co-Founder and Managing Partner of PINE Advisor Solutions. Mr. Mullins previously served as Director of Operations at ArrowMark Colorado Holdings LLC, Director of Operations at Black Creek Capital and Dividend Capital from 2004 to 2009, and Manager of Fund Administration at ALPS Fund Services from 1996 to 2004.

He brings more than 25 years of operations, accounting, finance, and compliance experience to the Board.

Mr. Mullins earned a Bachelor of Science degree in Finance from the University of Colorado, Boulder, and a Master of Science degree in Finance from the University of Colorado, Denver.

The Board believes that Mr. Mullins is qualified to serve on the Board because of his Master of Science degree in finance and his extensive background in finance administration and management as well as his experience as an executive officer of public companies and owner of his own business.

The board maintains an Audit Committee, Compensation Committee, and nominating and corporate governance committee. We may also establish special or other committees from time to time to consider matters at the request of the Board.

Certain Litigation

From time to time, the Company and its subsidiaries may be involved in legal proceedings arising in the ordinary course of their respective businesses. Except as described below, there are no material pending legal proceedings against the Company or its subsidiaries. USCF LLC is an indirect wholly owned subsidiary of the Company. USCF LLC, as the general partner of the United States Oil Fund, LP (“USO”) and the general partner and sponsor of the related public funds may, from time to time, be involved in litigation arising out of its operations in the ordinary course of business. Except as described herein, USO and USCF LLC are not currently party to any material legal proceedings.

In re: United States Oil Fund, LP Securities Litigation

On June 19, 2020, USCF LLC, USO, John P. Love, and Stuart P. Crumbaugh, were named as defendants in a putative class action filed by purported shareholder Robert Lucas (the “Lucas Class Action”). The Court thereafter consolidated the Lucas Class Action with two related putative class actions filed on July 31, 2020 and August 13, 2020, and appointed a lead plaintiff. The consolidated class action is pending in the U.S. District Court for the Southern District of New York under the caption In re: United States Oil Fund, LP Securities Litigation, Civil Action No. 1:20-cv-04740.

On November 30, 2020, the lead plaintiff filed an amended complaint (the “Amended Lucas Class Complaint”). The Amended Lucas Class Complaint asserts claims under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 as amended (“Securities Exchange Act”), and Rule 10b-5 under the Securities Exchange Act. The Amended Lucas Class Complaint challenges statements in registration statements that became effective on February 25, 2020 and March 23, 2020 as well as subsequent public statements through April 2020 concerning certain extraordinary market conditions and the attendant risks that caused the demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The Amended Lucas Class Complaint purports to have been brought by an investor in USO on behalf of a class of similarly-situated shareholders who purchased USO securities between February 25, 2020 and April 28, 2020 and pursuant to the challenged registration statements. The Amended Lucas Class Complaint seeks to certify a class and to award the class compensatory damages at an amount to be determined at trial as well as costs and attorney’s fees. The Amended Lucas Class Complaint named as defendants USCF LLC, USO, John P. Love, Stuart P. Crumbaugh, Nicholas D. Gerber, Andrew F Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, and Malcolm R. Fobes III, as well as the marketing agent, ALPS Distributors, Inc., and the Authorized Participants: ABN Amro, BNP Paribas Securities Corporation, Citadel Securities LLC, Citigroup Global Markets, Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Goldman Sachs & Company, J.P. Morgan Securities Inc., Merrill Lynch Professional Clearing Corporation, Morgan Stanley & Company Inc., Nomura Securities International Inc., RBC Capital Markets LLC, SG Americas Securities LLC, UBS Securities LLC, and Virtu Financial BD LLC.

The lead plaintiff has filed a notice of voluntary dismissal of its claims against BNP Paribas Securities Corporation, Citadel Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Morgan Stanley & Company, Inc., Nomura Securities International, Inc., RBC Capital Markets, LLC, SG Americas Securities LLC, and UBS Securities LLC.

USCF LLC, USO, and the individual defendants in In re: United States Oil Fund, LP Securities Litigation intend to vigorously contest such claims and have moved for their dismissal.

Mehan Action

On August 10, 2020, purported shareholder Darshan Mehan filed a derivative action on behalf of nominal defendant USO, against defendants USCF, John P. Love, Stuart P. Crumbaugh, Nicholas D. Gerber, Andrew F Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, and Malcolm R. Fobes, III (the “Mehan Action”). The action is pending in the Superior Court of the State of California for the County of Alameda as Case No. RG20070732.

The Mehan Action alleges that the defendants breached their fiduciary duties to USO and failed to act in good faith in connection with a March 19, 2020 registration statement and offering and disclosures regarding certain extraordinary market conditions that caused demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The complaint seeks, on behalf of USO, compensatory damages, restitution, equitable relief, attorney’s fees, and costs. All proceedings in the Mehan Action are stayed pending disposition of the motion(s) to dismiss in In re: United States Oil Fund, LP Securities Litigation.

USCF LLC, USO, and the other defendants intend to vigorously contest such claims.

In re United States Oil Fund, LP Derivative Litigation

On August 27, 2020, purported shareholders Michael Cantrell and AML Pharm. Inc. DBA Golden International filed two separate derivative actions on behalf of nominal defendant USO, against defendants USCF, John P. Love, Stuart P. Crumbaugh, Andrew F Ngim, Nicholas D. Gerber, Robert L. Nguyen, Gordon L. Ellis, Malcolm R. Fobes, III, and Peter M. Robinson in the U.S. District Court for the Southern District of New York at Civil Action No. 1:20-cv-06974 (the “Cantrell Action”) and Civil Action No. 1:20-cv-06981 (the “AML Action”), respectively.

The complaints in the Cantrell and AML Actions are nearly identical. They each allege violations of Sections 10(b), 20(a) and 21D of the Securities Exchange Act, Rule 10b-5 thereunder, and common law claims of breach of fiduciary duties, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets. These allegations stem from USO’s disclosures and defendants’ alleged actions in light of the extraordinary market conditions in 2020 that caused demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The complaints seek, on behalf of USO, compensatory damages, restitution, equitable relief, attorney’s fees, and costs. The plaintiffs in the Cantrell and AML Actions have marked their actions as related to the Lucas Class Action.

The Court consolidated the Cantrell and AML Actions under the caption In re United States Oil Fund, LP Derivative Litigation, Civil Action No. 1:20-cv-06974 and appointed co-lead counsel. All proceedings in In re United States Oil Fund, LP Derivative Litigation are stayed pending disposition of the motion(s) to dismiss in In re: United States Oil Fund, LP Securities Litigation.

USCF LLC, USO, and the other defendants intend to vigorously contest the claims in In re United States Oil Fund, LP Derivative Litigation.

Controlled Company Status

Nicholas Gerber and Scott Schoenberger, through their respective trusts, currently represent approximately 54.3% of the voting power of our shares with respect to matters that may have a material impact on our strategy and shareholder rights. Because more than 50% of the combined voting power of all of our shares of voting stock is beneficially owned by Messrs. Gerber and Schoenberger, we are a “controlled company” as defined in section 801(a) of the NYSE American Company Guide. As such, we are exempt from certain NYSE American rules requiring our Board of Directors to have a majority of independent members, a compensation committee composed entirely of independent directors and a nominating committee composed entirely of independent directors.

None of the directors holds any directorships in any company with a class of securities registered under the Securities Exchange Act or subject to the reporting requirements of section 13(a) or 15(d) of the Securities Exchange Act or any company registered as an investment company under the Investment Company Act of 1940 other than the following: Nicholas Gerber, our CEO and Chairman of our Board of Directors, was a director of USCF until April 2023. USCF is a commodity pool operator and general partner or sponsor of eight commodity based exchange traded funds that are registered under Section 12 of the Securities Exchange Act, and Mr. Gerber was also a director of USCF ETF Trust, a registered investment company under the Investment Company Act of 1940, as amended, which currently has eight (8) exchange traded funds and are advised by USCF Advisers LLC, a registered investment adviser.

Code of Ethics

We have adopted a code of business conduct and ethics that applies to our directors, officers and employees. Our code of business conduct and ethics is intended to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the code of business conduct and ethics to an appropriate person or persons identified in the code of business conduct and ethics; and accountability for adherence to the code of business conduct and ethics. The Company’s code of business conduct and ethics is available on our website at https://the marygoldcompanies.com/pdf/Code-of-ethics.pdf. A printed copy of our code of business conduct and ethics is also available free of charge to any person who requests a copy by writing to our Secretary, The Marygold Companies, Inc., 120 Calle Iglesias, Unit B, San Clemente, California 96762.

Family Relationships

There are no family relationships among any of our directors and/or executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE NAMED ABOVE

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s audit committee has appointed BPM LLP (“BPM”) to be its independent registered public accounting firm for the fiscal year ending June 30, 2026. BPM has served as the independent registered public accounting firm to the Company since fiscal year 2017 and is considered by the audit committee and the Board of Directors to be well qualified.

Although ratification of the appointment of BPM is not required, the Board is submitting the selection of BPM as our independent registered public accountants for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider the results in connection with its selection of auditors for the balance of fiscal 2026. Further, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such change would be in the Company’s best interests and the best interests of stockholders.

The proposal requires the approval of the affirmative vote of a majority of the voting power of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter and present in person or by proxy at the 2025 Annual Meeting of Stockholders. Brokers have discretion to vote any uninstructed shares on the ratification of appointment of accountants. Abstentions will have the effect of a vote “Against” the proposal.

A representative of BPM will attend the Annual Meeting, will have an opportunity to make a statement, and be available to answer appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 2. THE RATIFICATION OF THE APPOINTMENT OF BPM LP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CORPORATE GOVERNANCE

The Board of Directors

The number of our directors is established by our Board of Directors in accordance with our Bylaws. The directors are elected to serve for a term of one year or until the election and qualification of a successor or such director’s earlier death, resignation or removal.

Our Bylaws provide that any director may be removed from office for any reason by a vote of not less than two thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote, or not less than two thirds (2/3) of the class or series of stock, as the case may be, that elected the director or directors to be removed.

Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal from office or other cause may be filled by a majority vote of the remaining directors then in office, although less than a quorum, or if only one director remains, by the sole remaining director, and such a director shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is duly elected and qualified. However, the Board of Directors may only fill a vacancy on the Board of Directors resulting from removal by the stockholders of a director if the stockholders fail to fill such vacancy at the meeting of the stockholders at which (or by the same written consent of the stockholders by which), stockholders voted to remove the director, such vacancy to be filled by the same vote of the stockholders as required to elect a director at an annual meeting of the stockholders.

Members of the Board discussed various business matters informally on numerous occasions throughout the year.

There were four (4) formal Board meetings during 2024-2025 fiscal year and the Board handled certain matters by written consent on eight (8) occasions. All current directors attended in excess of 75% of the meetings of the board and the committees on which they serve during the last fiscal year. Independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive sessions without the presence of non-independent directors and management.

Board Committees

Our Board directs the management of our business and affairs and conducts its business through meetings of the Board and the following standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

Our corporate governance framework has established a standardized term limit for Chairpersons of its standing committees that aligns Chairperson terms with the Company’s annual stockholder meeting cycle and limiting service to three consecutive terms to promote leadership rotation and effective Board oversight. It is the policy of each standing committee that the Chairperson of each Committee shall be appointed annually by the Board and shall serve for a one-year term that coincides with the period between the Company’s annual stockholder meetings and the election of directors and no Chairperson shall serve more than three (3) consecutive one-year terms in such role, unless the Board determines that continued service is in the best interest of the Company; and following three consecutive terms, a Chairperson may be reappointed only after a one-year interval, unless otherwise determined by the Board.

Audit Committee. The Audit Committee is presently composed of three members of the Board: Derek Mullins, Chair, James Alexander, and Erin Grogan. The Audit Committee assists the Board in the oversight of the audit of our financial statements and the quality and integrity of its accounting, auditing and financial reporting processes. The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of our independent registered public accounting firm and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm, compliance with legal and regulatory requirements, and the performance of our internal audit function. During fiscal year 2025, the Audit Committee held four (4) meetings. The Board has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the NYSE American Company Guide, and that Derek Mullins also qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC. The Board has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee. The current Audit Committee Charter is available on the Company’s web site, https://themarygoldcompanies.com/pdf/Audit-Committee-Charter.pdf.

Compensation Committee. The Compensation Committee is presently composed of three members of the Board: Matt Gonzalez, Chair, Joya Delgado Harris and Scott Schoenberger. The principal functions of the Compensation Committee are to assist the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and the Company, review and approve corporate goals and objectives relevant to the compensation of our executive officers, evaluate the performance of our executive officers, determine and approve the compensation levels of our executive officers based on this evaluation, make recommendations to the Board with respect to incentive compensation plans and equity-based plans, recommend to the Board the appropriate compensation for non-employee members of the Board, and perform certain other functions. During fiscal year 2025, the Compensation Committee held one (1) meeting. The Board has determined that each member of the Compensation Committee meets the criteria for independence under the applicable listing standards of the NYSE American Company Guide. The current Compensation Committee Charter is available on the Company’s web site at https://themarygoldcompanies.com/wp-content/uploads/2024/01/Compensation-Committee-Charter-TMC-21Sep2023-Final.pdf.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee is presently composed of two members of the Board: Joya Delgado Harris, Chair, and Erin Grogan. The principal functions of the nominating and corporate governance committee is to identify qualified individuals to become Board members, consistent with criteria approved by the Board and recommending the selection of director nominees. The nominating committee is also involved with developing and recommending to the Board a set of corporate governance guidelines applicable to us and overseeing the evaluation of the Board and management’s effectiveness while ensuring the independence of its non-management members. The current Nominating and Corporate Governance Committee Charter is available on the Company’s web site at https://themarygoldcompanies.com/wp-content/uploads/2024/01/Compensation-Committee-Charter-TMC-21Sep2023-Final.pdf

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

David W. Neibert	-	-	-	-	-	-	-
Nicholas D. Gerber	-	-	-	-	-	-	-
Scott Schoenberger	-	-	-	-	-	-	-
Matt Gonzalez	24,000	5,000	-	-	-	-	29,000
Erin Grogan	24,000	5,000	-	-	-	-	29,000
Derek Mullins	24,000	5,000	-	-	-	-	29,000
James Alexander	24,000	5,000	-	-	-	-	29,000
Joya Delgado Harris	24,000	5,000	-	-	-	-	29,000

(1) Stock awards consist of Restricted Stock Awards (“RSA”) granted under our 2021 Omnibus Equity Incentive Plan. Each independent director is entitled to $5,000 in shares of our common stock per annum, valued as of the closing market price of MGLD on the date of issuance. The shares are generally issued within 30 days of our annual shareholder meeting and vest in straight-line fashion on a monthly basis over the term of their service (one year).

Stock Options

During the last two fiscal years, no officer or director was granted any stock options, and as of June 30, 2025, our officers and directors do not own any stock options.

Equity Compensation Plans

Effective during fiscal 2023, our Board of Directors approved the following annual compensation for each of our independent directors: cash compensation in the amount of $24,000 payable in quarterly increments, and the issuance of $5,000 in our common stock valued as of the date of issuance and vesting in straight-line fashion on a monthly basis over the course of 12 months.

Clawback Policy

In accordance with the NYSE listing standards amendment, the Company has adopted a compensation recoupment policy that provides the Board discretion to recover incentive compensation paid to current and former executives in the event of an accounting restatement triggered by material noncompliance with financial reporting requirements under the securities laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of September 8, 2025, certain information with respect to the beneficial ownership of our outstanding shares of common stock by (1) each person (including any “group” as set forth in Section 13(d)(3) of the Securities Exchange Act) of persons known by us to be the beneficial owner of more than five percent (5%) of any class of voting stock, (2) each director and director nominee, (3) each named executive officer, and (4) all of our current directors and named executive officers as a group. The percentages in the following table are based upon 43,083,727 shares of common stock issued and outstanding or issuable upon conversion of outstanding shares of Series B Preferred Stock (including 42,817,687 shares of common stock and an aggregate of 266,040 shares of common stock underlying 13,302 shares of Series B Preferred Stock).

Name and Address of Beneficial Owner **	Amount Owned (4)		Percent of Class
Directors
Matt Gonzalez***	243,325	(1)	*
Nicholas D. Gerber	18,690,773		43.4%
David W. Neibert	44,448		*
Scott Schoenberger	4,697,993	(2)	10.9%
Derek Mullins ***	2,924		*
Erin Grogan ***	2,924		*
Joya Delgado Harris ***	2,924		*
James Alexander ***	2,821		*
Named Executive Officers
All directors and named executive officers as a group (9 persons)	23,716,136		55.0%
5% Holders
Sheila Gerber	3,183,929		7.4%
Gerber Family Trust	5,623,543		13.1%

* Less than 1%

** Except as set forth below, the address of the individual or entity listed in the table above is as follows: c/o The Marygold Companies, Inc., 120 Calle Iglesias, Unit B, San Clemente, California 92672.

*** Our independent directors, which include Mr. Gonzalez, Mr. Mullins, Ms. Grogan, Ms. Delgado Harris and Mr. Alexander, are each entitled to $5,000 in shares of The Marygold Companies, Inc. common stock per annum., valued as of the date of issuance.

(1)	Includes 233,400 shares underlying 11,670 shares of Series B Preferred Stock owned by a general partnership of which Mr. Gonzalez is a 50% general partner.

(2)	Represents shares of common stock held by the Schoenberger Family Trust (“Schoenberger Trust”) of which Mr. Schoenberger is the sole trustee.

(3)	Unless otherwise noted in the above footnotes, beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act and is generally based on voting power and/or investment power with respect to securities. Unless otherwise noted, all shares of common stock listed above are owned of record by each individual or entity named as beneficial owner and such individual or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity’s percentage ownership is determined by assuming that any options, restricted stock awards, or convertible securities held by such person or entity which are exercisable, vested or convertible within 60 days from the date hereof have been exercised or converted. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Voting Agreement

Pursuant to a voting agreement, dated January 27, 2015 (“Voting Agreement”), the Gerber Trust and Schoenberger Trust have agreed to vote all shares of voting securities owned by them or subsequently acquired to elect Mr. Gerber and Mr. Schoenberger or their respective designees to the Board, to elect five other Board designees mutually agreed upon by them, and to elect additional directors nominated pursuant to our Bylaws and articles of incorporation. Accordingly, Messrs. Gerber and Schoenberger may cast an aggregate of 23,388,766 votes, or 54.3% of total number of votes that may be cast at such a meeting, in the election of our director nominees.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of June 30, 2025, regarding shares that have been or may be issued under our 2021 Omnibus Equity Incentive Plan, our equity compensation plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)
Equity compensation plans approved by security holders – stock options	343,667	$1.32	3,993,567
Equity compensation plans approved by security holders	-	-	—
Total	343,667	$1.32	3,993,567

Our 2021 Omnibus Equity Incentive Plan is intended to provide incentives to our officers, non-employee directors, employees, and consultants by providing such individuals with opportunities to purchase or acquire our stock pursuant to options granted which qualify as Incentive Stock Options under Section 422(b) of the Internal Revenue Code of 1986, as amended, non-qualified stock options, and restricted stock and other awards or grants.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act and the rules thereunder require executive officers and directors, and persons who own more than ten percent of our common stock (“10% holders”), to file with the SEC electronically initial reports of beneficial ownership of our shares on a Form 3 and reports of subsequent changes in beneficial ownership of our shares on Form 4 or Form 5. Based solely on our review of these forms (and amendments thereto) filed with the SEC and certifications from our officers and directors, we believe that all officers and directors and 10% holders complied with the filing requirements applicable to them for the year ended June 30, 2025, in a timely manner.

Prohibition of Pledging and Hedging

We prohibit our directors and executive officers from entering into any derivative transaction in our shares (including short sales, forwards, equity swaps, options or collars, or other instruments that are based on our stock price). In addition, directors and executive officers are prohibited from pledging shares of our stock as collateral or security for indebtedness.

CERTAIN RELATIONSHIPS AND RELATED

TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except as described below, since the beginning of the last completed fiscal year we have not been a party to any transaction and there is no currently proposed transaction in which we were a participant or are to be a participant and the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years and in which any of our directors or director nominees, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Sale of Subsidiary

On June 19, 2025, The Marygold Companies, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with SKCAL LLC, an Arizona limited liability company (the “Buyer”), whose president, Scott Schoenberger, is also a director of the Company and the beneficial owner of approximately 10.9% of the Company’s outstanding voting stock. Pursuant to the Agreement, the Company agreed to sell 100% of the issued and outstanding shares of its wholly owned Canadian subsidiary, Brigadier Security Systems (2000) Ltd. a Canadian registered corporation (“Brigadier”), located in Regina and Saskatoon, Saskatchewan, Canada (“Brigadier”), to the Buyer for total consideration of $2.2 million, subject to certain adjustment either upwards or downwards in accordance with the differences, if any between the total net working capital (“TNWC”) and the final net working capital (“NWC”), translated to United States currency as of the closing date and under the terms and conditions set forth in the Agreement. The closing (the “Closing”) of the sale of Brigadier took place on July 1, 2025 (“Closing Date”). As required under the Agreement, an initial payment of $0.2 million was paid three business days following the execution and delivery of the Agreement by the parties. An additional $1.0 million was paid on or about the Closing Date. A final payment of $1.1 million was paid on September 1, 2025 in accordance with the adjustment as provided hereinabove. As a result of the upward adjustment, the total purchase price consideration was $2.3 million.

The transaction was reviewed and approved by the Company’s Audit Committee, which consists entirely of independent directors, in accordance with the Company’s related party transaction policy and applicable listing standards. The terms of the transaction were negotiated on an arm’s length basis. The Agreement contains certain representations, warranties, covenants, and rights to indemnification by both of the parties and was subject to customary closing conditions.

Voting Agreement

See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters – Voting Agreement,” above.

We have adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of the Board of Directors and based upon a determination that these transactions are on terms no less favorable to us than those which could be obtained by unaffiliated third parties. This policy could be terminated in the future. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which approves such a transaction.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in Section 803 of the NYSE American Company Guide. The NYSE American Company Guide definition of “Independent Director” means a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Because the Company relies on the “controlled company” exemption, the Company is not subject to certain NYSE American corporate governance requirements and provisions although it has adopted this definition for purposes of determining whether a director is independent, as described above. Notwithstanding the foregoing, the Board undertakes a review at least annually of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and the Company and its affiliates, if any. The purpose of this review is to determine whether any such relationship or transactions exist that are inconsistent with a determination that the director is independent.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the compensation paid to our named executive officers for the fiscal years ended June 30, 2025, and 2024.

Name and Principal Position	Year Ended June 30,	Salary ($)	Bonus($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (1)	Total ($)
Nicholas D. Gerber	2025	400,000	-	-	-	-	-	57,303	457,303
Chief Executive Officer	2024	400,000	-	-	-	-	-	54,032	454,032
	2023	400,000	-	-	-	-	-	55,703	455,703
David W. Neibert	2025	448,113	-	-	-	-	-	58,566	506,679
Chief Operations Officer	2024	425,520	-	-	-	-	-	57,253	482,773
	2023	424,740	-	-	-	-	-	56,668	481,407
Carolyn M. Yu	2025	425,000	-	-	-	-	-	56,064	481,064
Chief Legal Officer	2024	425,000	-	-	-	-	-	55,500	480,500
	2023	425,000	-	-	-	-	-	56,512	481,512

(1)	Represents the amount contributed by the Company to the executive’s 401(k) account, matching up to 4% of eligible compensation on a dollar-for-dollar basis, subject to the IRS annual contribution limit.

Pay Versus Performance

The Company is a smaller reporting company for the fiscal year ended June 30, 2025. Pursuant to Item 402(v) of Regulation S-K, the following table and disclosure presents the most recent three years of Pay versus Performance information.

	(a)	(b)	(c)	(d)	(f)	(g)
Fiscal Year	Summary Compensation Table Total for PEO (1) ($)	Compensation Actually Paid to PEO (2) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income (Loss) ($) (in thousands)
2025	457,303	457,303	493,872	493,872	$38.95	(6,213)
2024	454,032	454,032	481,637	481,637	$75.00	(4,069)
2023	455,703	455,703	481,460	481,460	$54.50	1,165
2022	411,900	411,900	383,998	383,998	$70.00	1,146

(1)

For fiscal years 2025, 2024 and 2023, this is the total compensation as disclosed in the Summary Compensation Table above for our PEO, Mr. Nicholas Gerber.

Compensation ‘actually paid” reflects adjustments to the SCT total, including:

Inclusion/exclusion of pension values in accordance with SEC rules.

(2)	For fiscal years 2025, 2024 and 2023, this is the average total compensation as disclosed in the Summary Compensation Table above for our non-PEO NEOs Mr. David Neibert and Ms. Carolyn Yu.

Pay Versus Performance Relationship

For fiscal year 2025, salary actually paid to our Principal Executive Officer (PEO), Mr. Gerber remained the same from the prior year. Total compensation which consisted of base salary, standard health benefits, and a 401(k) match increased by 0.7%. The average compensation for our other named executive officers (NEOs) are listed above. These values are consistent with the compensation reported in the Summary Compensation Table, as no stock awards and options are applicable.

As the Company did not grant equity-based compensation or variable bonuses, total compensation remained stable and directly reflects fixed components of pay. This structure ensures predictability in executive pay, while maintaining compliance with the Company’s compensation philosophy.

Similarly, the average compensation actually paid to our other named executive officers (NEOs) increased slightly year-over-year, which was primarily due to an incremental salary increase to Mr. Neibert’s base salary as a result of increased responsibilities as a result of board action. This demonstrates that our executive compensation programs are designed to incentivize and reward executives for contributing to the Company’s long-term corporate goals to achieve financial success.

Total Shareholder Return (TSR) deteriorated over the past four years as the Company’s financial performance has declined driven by the increased losses resulting from the significant amounts invested in the development of its Fintech app. During fiscal year 2025 the Company has put the Fintech app in the United States on pause, but is continuing to pursue its Fintech app in the United Kingdom.

As a Smaller Reporting Company, we are not required to disclose peer group performance or a company-selected performance measure, and have elected not to do so for this filing.

AUDIT COMMITTEE REPORT

September 19, 2025

The Audit Committee of the Board of Directors (the “Audit Committee”) has reviewed and discussed the consolidated financial statements of the Company and its subsidiaries as set forth in Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 with management of the Company and BPM LLP, independent registered public accountants for the Company.

We reviewed and discussed the consolidated financial statements of the Company and its subsidiaries to be set forth in Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025 with management of the Company and BPM LLP, independent public accountants for the Company.

We also discussed with BPM LLP the matters required by the Public Company Accounting Oversight Board (“PCAOB”) to be discussed, as adopted in Auditing Standard No. 16 (Communications with Audit Committees). We have received the written disclosures and the letter from BPM LLP required by the applicable PCAOB requirements for independent accountant communications with Audit Committees with respect to auditor independence and have discussed with BPM LLP its independence from the Company.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Company’s independent registered public accountants. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the reports of the Company’s independent public accountants with respect to such financial statements.

The Audit Committee also met in executive session with BPM LLP exclusive of management.

Based on the review and discussions with management of the Company and BPM LLP referred to above, we recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year fiscal ended June 30, 2025.

Submitted by the members of the Audit Committee of the Board of Directors.

Erin Grogan

Derek Mullins

James Alexander

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees. Our principal independent registered public accountant billed us, for each of the last two fiscal years, the following aggregate fees for its professional services rendered for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q or other services normally provided in connection with statutory and regulatory filings or engagements for those two fiscal years (in thousands):

Fiscal Year ended June 30, 2025	$492	427
Fiscal Year ended June 30, 2024	$427	391

Audit-Related Fees. Our principal independent accountant, and those secondary accountants performing audit reviews of our subsidiaries on our behalf, billed us, for each of the last two fiscal years, the following aggregate fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees”:

Fiscal Year ended June 30, 2025	$-	427
Fiscal Year ended June 30, 2024	$-	391

Tax Fees. Our principal independent accountant billed us, for each of the last two fiscal years, the following aggregate fees for professional services rendered for tax compliance, tax advice and tax planning (in thousands):

Fiscal Year ended June 30, 2025	$84	111
Fiscal Year ended June 30, 2024	$111	164

All Other Fees. Our principal independent accountant billed us, for each of the last two fiscal years, the following aggregate fees for products and services provided by it, other than the services reported in the above three categories (in thousands):

Fiscal Year ended June 30, 2025	$46	0
Fiscal Year ended June 30, 2024	$-	32

Pre-Approval of Audit and Non-Audit Services. The Audit Committee, pre-approves all audit, review and attest services and non-audit services before such services are engaged.

STOCKHOLDER PROPOSALS

Our Nominating and Corporate Governance Committee identifies new director candidates through recommendations from members of the committee, other Board members and our executive officers and will consider candidates who are recommended by security holders, as described below. Although the Board does not have a formal diversity policy, the committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors focus on skills, expertise or background and may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

A stockholder who, in accordance with Rule 14a-8 under the Securities Exchange Act, wants to present a proposal for inclusion in our Proxy Statement and proxy card relating to the Annual Meeting must submit the proposal not less than 120 days before the date the company’s proxy statement was released to stockholders in connection with the 2025 Annual Meeting, or by May 26, 2025. In order for the proposal to be included in the Proxy Statement, the stockholder submitting the proposal must meet certain stock ownership and other eligibility standards and comply with certain rules established by the SEC.

Stockholders who wish to present a business proposal at our 2026 Annual Meeting are required to give timely notice thereof in writing to the Secretary of the Company. Such notice must be received at our principal executive offices not less than 120 days before the date our proxy statement is released to stockholders in connection with our 2026 Annual Meeting or as otherwise provided in our proxy materials for the most recent meeting of stockholders. However, if we did not hold an annual meeting in the previous year, or if the date of the current annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. A stockholder’s notice shall set forth as to each matter the stockholder proposes to bring before the meeting: a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting, the name and address, as they appear on our books, of the stockholder proposing such business, the class and number of our shares which are beneficially owned by the stockholder, and any material interest of the stockholder in such business.

Stockholders who wish to nominate a person for election as a director at our 2026 Annual Meeting are required to give timely notice in writing to the Secretary of the Company. Such notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 45 days nor more than 75 days prior to the date on which the Company first mailed its proxy materials in connection with our 2026 Annual Meeting (or the date on which the Company mails its proxy materials for the current year if during the prior year we did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year) or as otherwise provided in the proxy statement for the prior year’s meeting at which directors were elected. Such stockholder’s notice shall set forth: as to each person whom the stockholder proposes to nominate for election or re-election as a director, the name, age, business address and residence address of the person, the principal occupation or employment of the person, the class and number of our shares which are beneficially owned by the person, the reasons why such person is qualified to serve as a director, and any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act; and as to the stockholder giving the notice: the name and record address of the stockholder, and the class and number of our shares beneficially owned by the stockholder. We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director

All proposals must be mailed to the Company’s principal executive office, at the address stated herein, and should be directed to the attention of David Neibert, Secretary, The Marygold Companies, Inc., 120 Calle Iglesia, Unit B, San Clemente, California 92672. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one set of proxy materials and other corporate mailings to stockholders who share a single address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at The Marygold Companies, Inc., attn: Mr. David W. Neibert, 120 Calle Iglesia, Unit B, San Clemente, CA 92672 or email us at: info@themarygoldcompanies.com.

If multiple stockholders sharing an address have received one copy of this Proxy Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Proxy Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

FORWARD-LOOKING STATEMENTS

Certain statements set forth in this proxy statement are forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management, outlook, expected product development, and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “aim,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors, many of which have outcomes that are difficult to predict and may be outside our control, that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We cannot assure you that the forward-looking statements in this proxy statement will prove to be accurate. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this proxy statement represent our views as of the date of this proxy statement. We anticipate that subsequent events and developments will cause our views to change; however, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this proxy statement. Our subsequent SEC filings may contain updates to the forward-looking statements contained herein, including our projected product launch dates.

OUR WEBSITE

Although we include references to our website throughout this proxy statement, information contained on or accessible through our website is not a part of, and is not incorporated by reference into, this Proxy Statement or any other report or document we file with the SEC. Any reference to our website throughout this proxy statement is intended to be an inactive textual reference only.

OTHER MATTERS

The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the enclosed proxy will have authority to vote, in their discretion, all shares represented by such proxies that have been received and not theretofore properly revoked.

We are subject to the Securities Exchange Act and are required to file reports, information statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act. You may read and copy the reports, information statements and other information filed by us over the internet at http://www.sec.gov, the internet website of the SEC. All inquiries regarding us should be addressed to The Marygold Companies, Inc., attn: David Neibert, Secretary, 120 Calle Iglesia, Unit B, San Clemente, CA 92672.

Upon the written request of any record holder or beneficial owner of our common stock entitled to vote at the Annual Meeting, we will, without charge, provide copies of our public filings with the SEC, including financial statements, for the fiscal year ended June 30, 2025. Requests should be directed to: David W. Neibert, Secretary, 120 Calle Iglesia, Unit B, San Clemente, CA 92672.

THE MARYGOLD COMPANIES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS November 7, 2025, at 12:00 PM PACIFIC time
CONTROL ID:
REQUEST ID:

The stockholder(s) hereby appoint(s) Nicholas D. Gerber and Scott Schoenberger, or either of them, as proxies, each with the full power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of The Marygold Companies, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in person, at 1850 Mt. Diablo Blvd. Suite 640, Walnut Creek, CA 94596 and any adjournment or postponement thereof. In order to attend the meeting, you must register at https://www.iproxydirect.com/MGLD by 11:59 p.m. Pacific Time on November 6, 2025. Further instructions on how to attend and vote at the Annual Meeting of stockholders are contained in the Proxy Statement in the section titled “Questions and Answers About this Proxy Statement - How can I attend the Annual Meeting and vote my shares at the Annual Meeting? -- How may I vote my shares without attending the Annual Meeting?”

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
CONTROL ID:	CONTROL ID:	CONTROL ID:
	PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF THE MARYGOLD COMPANIES, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:	☐	☐
	Nicholas D. Gerber			☐
	David W. Neibert			☐	Control ID:
	Scott Schoenberger			☐	REQUEST ID:
	James Alexander			☐
	Matt Gonzalez			☐
	Erin Grogan			☐
	Joya Delgado Harris			☐
	Derek Mullins			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of BPM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.	☐	☐	☐
To transact such other business which may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR ALL” NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSAL 2.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2025

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)